Short-term Debt (Tables)	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Schedule of Short-Term Debt

As at	December 31, 2019	December 31, 2018
Bank indebtedness	$—	$0.2
Commercial paper (a)	389.0	1,145.2
Project financing	71.0	64.5
	$460.0	$1,209.9

(a)
WGL and Washington Gas use short-term debt in the form of commercial paper or unsecured short-term bank loans to fund seasonal cash requirements. Revolving committed credit facilities are maintained in an amount equal to or greater than the expected maximum commercial paper position. As at December 31, 2019, certain commercial paper balances have been classified as long-term debt as they are supported by long-term extendible committed credit facilities with maturities ranging from 2022 to 2024 (see Note 16).